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                                                                    Exhibit 10.4

                   CONSULTING AND NON-COMPETITION AGREEMENT
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     THIS AGREEMENT is entered into as of December 29, 1997, by and between
Lloyd L. Ross ("Consultant") and Tuesday Morning Corporation, a Delaware
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corporation (the "Company").  The Company and Consultant are sometimes
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collectively referred to herein as the "Parties" and individually as a "Party".
                                        -------                         -----

     Consultant founded and has been an officer, director and stockholder of the Company, and as such, possesses special knowledge, abilities and experience regarding the business of the Company. The Company and Tuesday Morning Acquisition Corp., a Delaware corporation ("Merger Sub"), are parties to an
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Agreement and Plan of Merger, dated as of September 12, 1997 (the "Merger
                                                                   ------
Agreement"), whereby Merger Sub shall merge with and into the Company and the
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Company shall be the surviving corporation in the merger (the "Merger").  Upon
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the Merger becoming effective, the Company desires to obtain the services of
Consultant to consult with and perform services as an independent contractor for the Company with respect to its businesses, and Consultant desires to provide services to the Company upon the terms and conditions set forth in this Agreement.

     In consideration of the mutual covenants and agreements set forth herein, the Parties agree as follows:

     1.   Consulting Services.
          -------------------

     (a) The Company hereby engages Consultant as an independent contractor, and not as an employee, to render consulting services to the Company as hereinafter provided, and Consultant hereby accepts such engagement, for a period commencing on the Closing Date (as defined in the Merger Agreement) and terminating on thesecond anniversary of such date (the "Consulting Period").
                                                        -----------------
Consultant shall not have any authority to bind or act on behalf of the Company. Consultant shall perform his services to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner.

     (b) During the Consulting Period, Consultant shall serve as a director of the Company and as Chairman of the Board of the Company.

     (c) During the Consulting Period, Consultant shall render such consulting services as the Chief Executive Officer, the Vice President, Buying or the Board of Directors (the "Board") may reasonably request from time to time. Such
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consulting services are expected to include, among other things, advice on strategic issues and assistance in maintaining supplier and other third party relationships.

     (d) Notwithstanding anything in this Agreement to the contrary, (i) Consultant's services to the Company shall be limited to 60 business days per year and (ii) Consultant's travel obligations shall be limited compared to his travel obligations prior to the Closing.
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     2.  Compensation; Reimbursement.  During the Consulting Period:
         ---------------------------

     (a) The Company shall pay a retainer fee to Consultant of $250,000 per annum (the "Consulting Payment").
            ------------------

     (b) Consultant shall be entitled to receive fringe benefits (including health insurance) and perquisites from the Company which are comparable to those he received prior to the Closing and an automobile allowance not to exceed $10,000 per annum.

     (c) The Company shall reimburse Consultant for all reasonable expenses incurred by him in the course of performing his duties under this Agreement in accordance with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses.

     (d) Consultant shall receive secretarial and administrative support services from the Company which are comparable to those he received prior to the Closing.

     3.   Confidential Information.  Consultant acknowledges that the
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information, observations and data obtained by him while employed by the Company
(including prior to the date of this Agreement) concerning the business or affairs of the Company and its subsidiaries ("Confidential Information") are the
                                              ------------------------
property of the Company and its subsidiaries. Therefore, Consultant agrees that he shall not disclose to any unauthorized person or use for his own purposes any Confidential Information without the prior written consent of the Board, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Consultant's acts or omissions. Consultant shall deliver to the Company at the end of the Consulting Period, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information or the business of the Company or any subsidiary which he may then possess or have under his control.

     4.   Non-Compete, Non-Solicitation.
          -----------------------------

     (a) In further consideration of the compensation to be paid to Consultant hereunder, Consultant acknowledges that in the course of his employment with the Company he has become and will continue to be familiar with the Company's and its subsidiaries' trade secrets and with other Confidential Information and that his services have been and shall be of special, unique and extraordinary value to the Company and its subsidiaries. Therefore, Consultant agrees that, during the Consulting Period and for three years thereafter (the "Noncompete Period"),
                                                           -----------------
he shall not directly or indirectly own any interest in, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company or its subsidiaries, as such businesses exist or are in process on the date of the termination of Consultant's employment, within any geographical area in which the Company or its subsidiaries engage or plan to engage in such businesses. Nothing herein shall prohibit Consultant from being

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a passive owner or not more than 2% of the outstanding stock of any class of a corporation which is publicly traded, so long as Consultant has no active participation in the business of such corporation.

     (b) During the Noncompete Period, Consultant shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any subsidiary to leave the employ of the Company or such subsidiary, or in any way interfere with the relationship between the Company or any subsidiary and any employee thereof, (ii) hire any person who was an employee of the Company or any subsidiary at any time during the Consulting Period or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company or any subsidiary to cease doing business with the Company or such subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any subsidiary (including, without limitation, making any negative statements or communications about the Company or its subsidiaries).

     (c) If, at the time of enforcement of this paragraph 4, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law. Consultant agrees that the restrictions contained in this paragraph 4 are reasonable.

     (d) Because Consultant's services are unique and because Consultant has access to Confidential Information, the parties hereto agree that money damages would not be an adequate remedy for any breach of this Agreement. In the event of the breach or a threatened breach by Consultant of any of the provisions of this paragraph 4, the Company, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security). In addition, in the event of an alleged breach or violation by Consultant of this paragraph 4, the Noncompete Period shall be tolled until such breach or violation has been duly cured.

     5.   Tax Returns.  Consultant shall file all tax returns and reports
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required to be filed by him on the basis that Consultant is an independent contractor, rather than an employee, as defined in Treasury Regulation
(S)31.3121(d)-1(c)(2), and Consultant shall indemnify the Company for the amount of any employment taxes paid by the Company as the result of Consultant not withholding employment taxes from the Consulting Payment.

     6.   Successors and Assigns. This Agreement shall be binding upon and inure
          ----------------------
to the benefit of the Company and its affiliates, successors and assigns and shall be binding upon and inure to the benefit of Consultant and his legal representatives and assigns; provided that in no event shall Consultant's obligations to perform future services for the Company be delegated or transferred by Consultant without the prior written consent of the Company (which consent may be withheld

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in its sole discretion). The Company may assign or transfer its rights hereunder to any of its affiliates or to a successor corporation in the event of merger, consolidation or transfer or sale of all or substantially all of the assets of the Company.

     7.   Modification of Waiver.  No amendment, modification or waiver of this
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Agreement shall be binding or effective for any purpose unless it is made in a writing signed by the Party against who enforcement of such amendment, modification or waiver is sought. No course of dealing between the Parties to this Agreement shall be deemed to affect or to modify, amend or discharge any provision or term of this Agreement. No delay on the part of the Company or Consultant in the exercise of any of their respective rights or remedies shall operate as a waiver thereof, and no single or partial exercise by the Company or Consultant of any such right or remedy shall preclude other or further exercises thereof. A waiver of right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.

     8.   GOVERNING LAW.  ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION,
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VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND
SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS.

     9.   Severability.  Whenever possible each provision and term of this
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Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Agreement shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement; provided that if a court having competent jurisdiction shall find that the covenant contained in paragraph 4(a) hereof is not reasonable, such court shall have the power to reduce the duration and/or geographic area and/or scope of such covenant, and the covenant shall be enforceable in this reduced form.

     10.   No Strict Construction.  The language used in this Agreement shall be
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deemed to be the language chosen by the Parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Party.

     11.  Consultant's Representations.  Consultant represents and warrants to
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the Company that (i) his execution, delivery and performance of this Agreement does not and shall not conflict with, or result in the breach of or violation of, any other agreement, instrument, order, judgment or decree to which he is a party or by which he is bound, (ii) he is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity and (iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of his, enforceable in accordance with its terms.

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     12.  Notice.  Any notice required or permitted hereunder shall be given in
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writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office mail, postage prepaid, addressed to the other Party hereto at his or its address shown below:


     If to the Company:
     -----------------

     Tuesday Morning Corporation
     14621 Inwood Road
     Dallas, TX  75244
     Attention:  President

     with a copy to each of:

     Madison Dearborn Partners, Inc.
     Three First National Plaza
     Suite 3800
     Chicago, IL  60602
     Attention:  William J. Hunckler, III

     and

     Carter W. Emerson, P.C.
     Kirkland & Ellis
     200 East Randolph Drive
     Chicago, IL  60601


     If to Consultant:
     ----------------

     Mr. Lloyd L. Ross
     Holiday House Island Road
     Tondren Island, Milford Bay
     Ontario, Canada POB 1EO

     and

     Mr. Lloyd L. Ross
     c/o Kentfields
     34580 Kentfields Lane
     Middleburg, VA  2211

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     and

     Mr. Lloyd L. Ross
     5637 Prestwick Ln.
     Dallas, TX  75252

or at such other address as such Party may designate by ten days advance written notice to the other Party.

     13.  Captions.  The captions used in this Agreement are for convenience of
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reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no caption had been used in this Agreement.

     14.  Counterparts.  This Agreement may be executed in counterparts, any one
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of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

     15.   Termination.  In the event that Consultant is removed as a director
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or as Chairman of the Board prior to the end of the Consulting Period, he shall nonetheless be entitled to receive the compensation and benefits set forth in
Section 2 through the end of the Consulting Period (unless he is removed for Cause or by reason of Permanent Disability). In the event that Consultant dies or becomes subject to a Permanent Disability prior to the end of the Consulting Period, the Company shall be required to pay compensation and benefits with respect to periods through the date of death or the determination of Permanent Disability, but the Company shall not be required to pay compensation or benefits with respect to any periods thereafter. As used in this Agreement, the term "Cause" shall mean (i) the commission of a felony or a crime involving
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moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its subsidiaries, (ii) conduct tending to bring the Company or any of its subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties as reasonably directed by the Board, (iv) gross negligence or willful misconduct with respect to the Company or any of its subsidiaries or (v) any other material breach of this Agreement. "Permanent
                                                                  ---------
Disability" shall be determined by the Board in its good faith judgment.
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                             *      *      *      *

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      IN WITNESS WHEREOF, the undersigned have executed this Consulting and
Employment Agreement as of the date first above written.

                                   TUESDAY MORNING CORPORATION


                                   By:________________________________

                                   Its:_______________________________



                                   ___________________________________
                                   Lloyd L. Ross

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